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     Aspen

                                                                    EXHIBIT 99.1

     Press Release

                        ASPEN INSURANCE HOLDINGS LIMITED
                              FILES UNIVERSAL SHELF

     HAMILTON, BERMUDA, FEBRUARY 4, 2005 -- Aspen Insurance Holdings Limited
     (NYSE:AHL; BSX:AHL BH) today announced that it has filed an unallocated universal shelf registration statement with the Securities and Exchange
     Commission. Once the shelf registration statement has become effective,
     Aspen may issue in one or more offerings, up to $500 million of debt, equity, and other securities or a combination of the aforementioned.

     In addition to the $500 million of securities eligible to be sold from time to time by Aspen, the shelf registration also registers up to 52,998,036 ordinary shares beneficially owned by certain of Aspen's shareholders for possible future sales. These ordinary shares may be eligible for sale under the shelf only after it has been declared effective and, for proposed sales not involving Aspen, after other procedures under a registration rights agreement with such shareholders are met, such as receipt by Aspen of a demand request. Aspen has not received any such registration demands. The registration of the shareholders' ordinary shares does not obligate these shareholders to offer or sell any of their ordinary shares. Aspen will not receive any proceeds from any sale of ordinary shares by the selling shareholders.

     A registration statement relating to these securities has been filed with the Securities and Exchange Commission but has not yet become effective.
     These securities may not be sold, nor may offers to buy be accepted prior to the time the registration becomes effective. This release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

     ABOUT ASPEN INSURANCE HOLDINGS LIMITED

     Aspen Insurance Holdings Limited was established in June 2002. Aspen is a
     Bermudian holding company that provides property and casualty reinsurance in the global market, property and liability insurance principally in the
     United Kingdom and surplus lines insurance in the United States. Aspen's operations are conducted through its wholly owned subsidiaries located in
     London, Bermuda and the United States: Aspen Insurance UK Limited (Aspen
     Re), Aspen Insurance Limited (Aspen), Aspen Specialty Insurance Company
     (Aspen Specialty) and Aspen Re America Inc (Aspen Re America). Aspen's
     reinsurance segment consists of property reinsurance, casualty reinsurance and specialty reinsurance lines of business. Aspen's insurance segment consists of commercial property, commercial liability, marine and aviation, and U.S. surplus insurance lines of business. Aspen's principal existing shareholders include The Blackstone Group, Candover Partners Limited,
     Wellington Underwriting plc and Credit Suisse First Boston Private Equity.

     APPLICATION OF THE SAFE HARBOR OF THE PRIVATE SECURITIES LITIGATION REFORM
     ACT OF 1995

     This press release contains, and Aspen's earnings conference call may contain, written or oral "forward-looking statements" within the meaning of the U.S. federal securities laws. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of
     1995. Forward-looking statements include all statements that do not relate solely to historical or current facts, and can be identified by the use of words such as "expect," "intend," "plan," "believe," "project,"
     "anticipate," "seek," "will," "estimate," "may," "continue," and similar expressions of a future or forward-looking nature.

     All forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and other factors, many of which are outside the Company's control that could cause actual results to differ materially from such statements. For a more detailed description of these uncertainties and other factors, please see the "Risk Factors" section in Aspen's Annual Report on Form 10-K for the year ended December 31, 2003, filed with the U.S. Securities and Exchange
     Commission on March 26, 2004.

                                    - ENDS -

     ASPEN INSURANCE HOLDINGS LIMITED                         T +441-297-9382
     Noah Fields, Head of Investor Relations

     US CONTACTS:

     THE ABERNATHY MACGREGOR GROUP                            T +212-371-5999
     Carina Thate
     Jason Thompson

     UK CONTACTS:

     THE MAITLAND CONSULTANCY                                 T +44 20 7379 5151
     Emma Burdett
     Brian Hudspith